EXHIBIT (a)(1)(B)
PURCHASE NOTICE
To Surrender 3.5% Convertible Debentures due 2022
issued by
HARRIS CORPORATION
CUSIP Number: 413 875 AH 8*
Pursuant to the Company Notice given by
Harris Corporation
Dated July 19, 2007
     SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE COMPANY NOTICE, THE RIGHT OF HOLDERS TO SURRENDER DEBENTURES FOR PURCHASE IN THE PUT OPTION EXPIRES AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY, AUGUST 15, 2007 (THE “PURCHASE DATE”). DEBENTURES SURRENDERED FOR PURCHASE MAY BE WITHDRAWN PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE PURCHASE DATE. HOLDERS THAT SURRENDER THROUGH DTC NEED NOT SUBMIT A PHYSICAL PURCHASE NOTICE TO THE PAYING AGENT IF SUCH HOLDERS COMPLY WITH THE TRANSMITTAL PROCEDURES OF DTC.
The Paying Agent is: The Bank of New York

By Regular, Registered or Certified Mail or Overnight Courier:	For Information:	By Facsimile:

The Bank of New York Corporate Trust Operations Reorganization Unit 101 Barclay Street — 7 East New York, NY 10286 Attn: Randolph Holder	(212) 815-5098	(212) 298-1915 Attn: Randolph Holder Confirm Receipt of Facsimile Only:
(212) 815-5098
DELIVERY OF THIS PURCHASE NOTICE TO AN ADDRESS, OR
TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE, OTHER THAN
AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

*	These CUSIP Numbers have been assigned to this issue by the CUSIP Service Bureau and are included solely for the convenience of the holders of the Debentures. Neither the Company nor the Trustee shall be responsible for the selection or use of these CUSIP Numbers, nor is any representation made as to their correctness on the Debentures or as indicated in this notice.

     THE INSTRUCTIONS CONTAINED HEREIN AND IN THE COMPANY NOTICE (AS DEFINED BELOW) SHOULD BE READ CAREFULLY BEFORE THIS PURCHASE NOTICE IS COMPLETED.
     By execution hereof, the undersigned acknowledges receipt of the Company Notice, dated July 19, 2007 (the “Company Notice”), of Harris Corporation, a Delaware corporation (the “Company”), this Purchase Notice and instructions hereto (the “Purchase Notice”) and related offer materials, all of which relate to the offer to purchase by the Company, at the option of the holder thereof (the “Holder”), the outstanding 3.5% Convertible Debentures due 2022 of the Company (the “Debentures”), for $1,000 per $1,000 principal amount of the Debentures plus accrued and unpaid interest, if any, to, but not including, the date of purchase, subject to the terms and the conditions of the Indenture, dated as of August 26, 2002 (the “Indenture”), between the Company and The Bank of New York, as trustee and paying agent (the “Paying Agent”), the Debentures, the Company Notice and related offer materials (the “Put Option”).
     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE PAYMENT FOR THE DEBENTURES SURRENDERED FOR PURCHASE IN THE PUT OPTION PURSUANT TO THE COMPANY NOTICE MUST VALIDLY SURRENDER (AND NOT WITHDRAW) THEIR DEBENTURES TO THE PAYING AGENT PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY, AUGUST 15, 2007 (THE “PURCHASE DATE”). DEBENTURES SURRENDERED FOR PURCHASE MAY BE WITHDRAWN PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE PURCHASE DATE.
     This Purchase Notice is to be used by Holders of the Debentures if certificates representing Debentures are to be physically delivered to the Paying Agent herewith by Holders of Debentures. This Purchase Notice is also being supplied for informational purposes only to persons who hold Debentures in book-entry form through the facilities of The Depository Trust Company (“DTC”). Surrender of Debentures held through DTC must be made pursuant to the procedures described under “Procedures to Be Followed by Holders Electing to Surrender Debentures for Purchase—Delivery of Debentures—Debentures in Global Form” in the Company Notice.
     In order to properly complete this Purchase Notice, a Holder of Debentures must (i) complete the box entitled “Description of Debentures Being Surrendered”, (ii) if appropriate, check and complete the boxes relating to Special Issuance or Payment Instructions and Special Delivery Instructions, (iii) sign the Purchase Notice, and (iv) complete Substitute Form W-9. Each Holder of Debentures should carefully read the detailed Instructions contained herein prior to completing this Purchase Notice.
     The undersigned has completed, executed and delivered this Purchase Notice to indicate the action the undersigned desires to take with respect to the surrendering of Debentures for purchase pursuant to the Company Notice.
     All capitalized terms used but not specifically defined herein shall have the meanings ascribed to them in the Company Notice, the Indenture and the Debentures.
     Your bank or broker can assist you in completing this form. The instructions included with this Purchase Notice must be followed. Questions and requests for assistance or for additional copies of the Company Notice and this Purchase Notice may be directed to the Paying Agent. See Instruction 9 below.
     The Company is not aware of any jurisdiction where the delivery of the Company Notice would not be in compliance with applicable laws. If the Company becomes aware of any jurisdiction where the delivery of the Company Notice would not be in compliance with such laws, the Company will make a good faith effort to comply with any such laws or seek to have such laws declared inapplicable to the delivery of the Company Notice. If after such good faith effort the Company cannot comply with any such applicable laws, the Company Notice will not be delivered to, nor will surrenders be accepted from or on behalf of, the Holders of Debentures residing in such jurisdiction.
     List below the Debentures to which this Purchase Notice relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this

Purchase Notice. Surrenders of Debentures will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.
DESCRIPTION OF DEBENTURES BEING SURRENDERED

Aggregate
Principal
		Aggregate	Amount
		Principal	Surrendered
Name(s) and Address(es) of Registered Holder(s)	Certificate	Amount	for
(Please fill in, if blank)	Number*	Represented	Purchase**

TOTAL PRINCIPAL AMOUNT OF DEBENTURES

*	Need not be completed by Holders surrendering the Debentures by book-entry transfer (see below).

**	Unless otherwise indicated in the column labeled “Aggregate Principal Amount Surrendered for Purchase” and subject to the terms and conditions of the Company Notice, a Holder will be deemed to have surrendered the entire aggregate principal amount represented by the Debentures indicated in the column labeled “Aggregate Principal Amount Represented.” See Instruction 2.

SPECIAL ISSUANCE OR PAYMENT INSTRUCTIONS
(SEE INSTRUCTIONS 2 THROUGH 6)
     To be completed ONLY if certificates for Debentures representing principal amount not surrendered or not purchased and/or the check for the purchase price for principal amount of Debentures purchased are to be issued to the order of someone other than the registered Holder(s) of the Debentures or the name of the registered Holder(s) of the Debentures needs to be corrected or changed.

Issue:	☐ Debentures

☐ Checks (Complete as applicable)

Name:

(Please Print)

Address:

(Please Print)

Zip Code

Taxpayer Identification or Social Security Number (See Substitute Form W-9)
SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 2 THROUGH 6)
     To be completed ONLY if certificates for Debentures representing principal amount not surrendered and/or the check for the purchase price for principal amount of Debentures purchased are to be sent to an address different from that shown in the box entitled “Description of Debentures Being Surrendered” within this Purchase Notice.

Issue:	☐ Debentures

☐ Checks (Complete as applicable)

Name:

(Please Print)

Address:

(Please Print)

Zip Code

Taxpayer Identification or Social Security Number (See Substitute Form W-9)

HOLDERS WHO WISH TO SURRENDER THEIR DEBENTURES MUST
COMPLETE THIS PURCHASE NOTICE IN ITS ENTIRETY.
NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
     By executing and delivering a Purchase Notice, each signatory hereof (the “undersigned”) represents that the undersigned has received the Company Notice, dated July 19, 2007 (the “Company Notice”), of Harris Corporation, a Delaware corporation (the “Company”), which provides the notice to the holders (the “Holders”) required pursuant to the Indenture, dated as of August 26, 2002 (the “Indenture”), between the Company and The Bank of New York, as trustee and paying agent (the “Paying Agent”), and the 3.5% Convertible Debentures due 2022 of the Company (the “Debentures”). This Purchase Notice relates to the offer to purchase by the Company, at the option of the Holders, for $1,000 per $1,000 principal amount of the Debentures plus any accrued and unpaid interest, if any, to, but not including, the date of purchase (the “Purchase Price”), subject to the terms and conditions of the Indenture, the Debentures, the Company Notice and related offer materials, as amended and supplemented from time to time (the “Put Option”).
     Upon the terms and subject to the conditions set forth herein, the Indenture and the Debentures, and effective upon the acceptance for payment thereof, the undersigned hereby (i) irrevocably sells, assigns and transfers to the Company, all right, title and interest in and to all the Debentures surrendered hereby, (ii) waives any and all rights with respect to the Debentures (including, without limitation, any existing or past defaults and their consequences in respect of the Debentures and the Indenture under which the Debentures were issued), (iii) releases and discharges the Company and from any and all claims such Holder may have now, or may have in the future arising out of, or related to, the Debentures including, without limitation, any claims that such Holder is entitled to receive additional principal or interest payments with respect to the Debentures or to participate in any redemption or defeasance of the Debentures and (iv) irrevocably constitutes and appoints the Paying Agent as the true and lawful agent and attorney-in-fact of such Holder with respect to any such surrendered Debentures, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates representing such Debentures, or transfer ownership of such Debentures, on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to the Company, (b) present such Debentures for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Debentures (except that the Paying Agent will have no rights to, or control over, funds from the Company, except as agent for the Company, for the Purchase Price of any surrendered Debentures that are purchased by the Company), all in accordance with the terms set forth in the Company Notice.
     The undersigned hereby represents and warrants that the undersigned (i) owns the Debentures surrendered and is entitled to surrender such Debentures and (ii) has full power and authority to surrender, sell, assign and transfer the Debentures surrendered hereby and that when such Debentures are accepted for purchase and payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned agrees to all of the terms of the Company Notice and this Purchase Notice. The undersigned will, upon request, execute and deliver any additional documents deemed by the Paying Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Debentures surrendered hereby.
     The undersigned understands that all Debentures validly surrendered for purchase and not validly withdrawn by 12:00 midnight, New York City time, on Wednesday, August 15, 2007 (the “Purchase Date”) will be purchased at the Purchase Price, in cash, subject to the terms and conditions of the Indenture, Paragraph 7 of the Debentures, the Company Notice and related offer materials, as amended and supplemented from time to time.
     Payment for Debentures purchased pursuant to the Company Notice will be made by deposit of the Purchase Price for such Debentures with the Paying Agent, which will act as agent for surrendering Holders for the purpose of receiving payments from the Company and transmitting such payments to such Holders.

     The undersigned understands that surrenders of Debentures may be withdrawn by written notice of withdrawal received by the Paying Agent at any time prior to 12:00 midnight, New York City time, on the Purchase Date. See Instruction 1.
     All authority conferred or agreed to be conferred by this Purchase Notice shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Purchase Notice shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.
     The undersigned understands that valid surrender of Debentures pursuant to any one of the procedures described under “Procedures to Be Followed by Holders Electing to Surrender Debentures for Purchase” in the Company Notice and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Company Notice, including the undersigned’s waiver of any existing defaults and their consequences in respect of the Debentures and the Indenture (including, without limitation, a default in the payment of interest).
     The undersigned understands that the delivery and surrender of the Debentures is not effective, and the risk of loss of the Debentures does not pass to the Paying Agent, until receipt by the Paying Agent of this Purchase Notice, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any surrender of Debentures pursuant to the procedures described in the Company Notice and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by the Company, in its sole direction, which determination shall be final and binding on all parties.
     Unless otherwise indicated herein under “Special Issuance or Payment Instructions,” the undersigned hereby requests that any Debentures representing principal amounts not surrendered be issued in the name(s) of the undersigned, and checks constituting payments for Debentures purchased pursuant to the Company Notice be issued to the order of the undersigned. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” the undersigned hereby requests that any Debentures representing principal amounts not surrendered and checks constituting payments for Debentures to be purchased pursuant to the Company Notice be delivered to the undersigned at the address(es) shown herein. In the event that the “Special Issuance or Payment Instructions” box or the “Special Delivery Instructions” box, or both, is completed, the undersigned hereby requests that any Debentures representing principal amounts not surrendered be issued in the name(s) of, certificates for such Debentures be delivered to, and checks constituting payments for Debentures purchased pursuant to the Company Notice be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance or Payment Instructions” box to transfer any Debentures from the name of the registered Holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Debentures so surrendered.

PLEASE SIGN BELOW
(TO BE COMPLETED BY ALL SURRENDERING HOLDERS OF DEBENTURES REGARDLESS OF
WHETHER DEBENTURES ARE BEING PHYSICALLY DELIVERED HEREWITH)
     This Purchase Notice must be signed by the registered Holder(s) of Debentures exactly as his (their) name(s) appear(s) on certificate(s) for Debentures or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Purchase Notice. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 3 below. If the signature appearing below is not of the registered Holder(s) of the Debentures, then the registered Holder(s) must sign a valid power of attorney.
(Signature(s) of Holder(s) or Authorized Signatory)

Date:	,2007

Name(s):

(Please Print)

Capacity:

Address:

(Including Zip Code)

Area Code and Telephone No.:
PLEASE COMPLETE SUBSTITUTE FORM W-9 / SIGNATURE GUARANTEE
(IF REQUIRED—SEE INSTRUCTION 3)
Certain Signatures Must be Guaranteed by an Eligible Institution

(Name of Eligible Institution Guaranteeing Signatures)

(Address (including zip code) and Telephone Number (including area code) of Eligible Institution)

(Authorized Signature)

(Printed Name)

(Title)
Date: ______________________, 2007

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THIS PURCHASE NOTICE
     1. PROCEDURES TO BE FOLLOWED BY HOLDERS ELECTING TO SURRENDER DEBENTURES FOR PURCHASE; WITHDRAWAL OF SURRENDERS. To surrender the Debentures pursuant to the Company Notice, certificates representing such Debentures, together with a properly completed and duly executed copy (or facsimile) of this Purchase Notice, and any other documents required by this Purchase Notice, must be received by the Paying Agent at one of its addresses set forth herein by 12:00 midnight, New York City time, on Wednesday, August 15, 2007 (the “Purchase Date”) and not withdrawn prior to 12:00 midnight, New York City time, on the Purchase Date. The method of delivery of this Purchase Notice, certificates for Debentures and all other required documents to the Paying Agent is at the election and risk of Holders. If such delivery is to be made by mail, it is suggested that Holders use properly insured registered mail, return receipt requested, and that the mailing be made sufficiently in advance of the Purchase Date to permit delivery to the Paying Agent prior to such date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the Paying Agent. THIS PURCHASE NOTICE AND DEBENTURES SHOULD BE SENT ONLY TO THE PAYING AGENT, AND NOT TO THE COMPANY.
     This Purchase Notice is also being supplied for informational purposes only to persons who hold Debentures in book-entry form through the facilities of DTC. Surrender of Debentures held through DTC must be made pursuant to the procedures described under “Procedures to Be Followed by Holders Electing to Surrender Debentures for Purchase—Delivery of Debentures—Debentures in Global Form” in the Company Notice.
     Except as provided herein for Debentures held in the book-entry form, unless the Debentures being surrendered are deposited with the Paying Agent on or prior to the Purchase Date (accompanied by the appropriate, properly completed and duly executed Purchase Notice and any required signature guarantees and other documents required by this Purchase Notice), the Company may, in its sole discretion, reject such surrender. Payment for Debentures will be made only against deposit of surrendered Debentures.
     By executing this Purchase Notice (or a facsimile thereof), a surrendering Holder waives any right to receive any notice of the acceptance for payment of surrendered Debentures.
     For a full description of the procedures for surrendering Debentures, see “Procedures to Be Followed by Holders Electing to Surrender Debentures for Purchase” in the Company Notice.
     Surrenders of Debentures may be withdrawn at any time prior to 12:00 midnight, New York City time, on the Purchase Date pursuant to the procedures described under “Right of Withdrawal” in the Company Notice.
     2. PARTIAL SURRENDERS. Surrenders of Debentures pursuant to the Company Notice will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Debentures evidenced by a submitted certificate is surrendered, the surrendering Holder must fill in the principal amount surrendered in the last column of the box entitled “Description of Debentures Being Surrendered” herein. The entire principal amount represented by the certificates for all Debentures delivered to the Paying Agent will be deemed to have been surrendered unless otherwise indicated. If the entire principal amount of all Debentures is not surrendered, certificates for the principal amount of Debentures not surrendered will be sent to the Holder unless otherwise provided in the appropriate box on this Purchase Notice (see Instruction 4), promptly after the Debentures are accepted for purchase.
     3. SIGNATURES ON THIS PURCHASE NOTICE, BOND POWERS AND ENDORSEMENT: GUARANTEE OF SIGNATURES. If this Purchase Notice is signed by the registered Holder(s) of the Debentures surrendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.
     IF THIS PURCHASE NOTICE IS EXECUTED BY A HOLDER OF DEBENTURES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID POWER OF

ATTORNEY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION.
     If any of the Debentures surrendered hereby are owned of record by two or more joint owners, all such owners must sign this Purchase Notice. If any surrendered Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this Purchase Notice and any necessary accompanying documents as there are different names in which certificates are held.
     If this Purchase Notice is signed by the Holder, and the certificates for any principal amount of Debentures not surrendered for purchase are to be issued (or if any principal amount of Debentures that is not surrendered for purchase is to be reissued or returned) to the Holder, and checks constituting payments for Debentures to be purchased pursuant to the Company Notice are to be issued to the order of the Holder, then the Holder need not endorse any certificates for surrendered Debentures nor provide a separate bond power. In any other case (including if this Purchase Notice is not signed by the Holder), the Holder must either properly endorse the certificates for Debentures surrendered or transmit a separate properly completed bond power with this Purchase Notice (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on such Debentures), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are executed by an Eligible Institution.
     If this Purchase Notice or any certificates representing Debentures or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted with this Purchase Notice.
     Endorsements on certificates for Debentures and signatures on bond powers provided in accordance with this Instruction 3 by registered Holders not executing this Purchase Notice must be guaranteed by an Eligible Institution.
     No signature guarantee is required if: (i) this Purchase Notice is signed by the registered Holder(s) of the Debentures surrendered herewith and the payments for the Debentures to be purchased are to be made, or any Debentures for principal amounts not surrendered for purchase are to be issued, directly to such registered Holder(s) and neither the “Special Issuance or Payment Instructions” box nor the “Special Delivery Instructions” box of this Purchase Notice has been completed; or (ii) such Debentures are surrendered for the account of an Eligible Institution. In all other cases, all signatures on Letters of Transmittal accompanying Debentures must be guaranteed by an Eligible Institution.
     4. SPECIAL ISSUANCE OR PAYMENT AND SPECIAL DELIVERY INSTRUCTIONS. Surrendering Holders should indicate in the applicable box or boxes the name and address to which certificates representing Debentures for principal amounts not surrendered or not accepted for purchase or checks constituting payments for Debentures purchased pursuant to the Company Notice are to be issued or sent, if different from the name and address of the Holder signing this Purchase Notice. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Debentures not surrendered or not accepted for purchase will be returned to the Holder of the Debentures surrendered.
     5. BACKUP WITHHOLDING; TAX IDENTIFICATION NUMBER; PURPOSE OF FORM W-9. To prevent backup withholding on payments made to each surrendering U.S. Holder (as defined below), each such U.S. Holder should either (x) provide his, her or its correct taxpayer identification number (“TIN”) by completing the copy of the substitute IRS Form W-9 attached to this Letter of Transmittal, certifying that (1) he, she or it is a “United States person” (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), (2) the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and (3) that the U.S. Holder is not subject to backup withholding because: (a) he, she or it is exempt from backup withholding, (b) the holder has not been notified by the Internal Revenue Service (the “IRS”) that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the U.S. Holder that he, she or it is no longer subject to backup withholding; or (y) otherwise establish an exemption. If a tendering U.S. Holder does not provide his, her or its TIN to the Paying Agent, backup withholding may begin and continue until such holder furnishes his, her or its TIN. If a tendering U.S. Holder does not provide the Paying Agent with the correct TIN or an adequate basis for exemption, such holder may be subject to a $50 penalty imposed by the IRS, and payments made with respect to the tendered Debentures may be subject to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained.
     To prevent backup withholding, foreign holders should (i) submit a properly completed IRS Form W-8BEN to the Paying Agent, certifying under penalties of perjury to the holder’s foreign status or (ii) otherwise establish an exemption. IRS Forms W-8BEN may be obtained from the Paying Agent.
     Certain holders (including, among others, corporations and certain foreign individuals) are exempt recipients not subject to these backup withholding requirements. See the enclosed copy of the IRS Substitute Form W-9, Request for Taxpayer Identification Number and Certification, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. To avoid possible erroneous backup withholding, exempt U.S. Holders, while not required to file Substitute Form W-9, should complete and return the Substitute Form W-9 and check the “Exempt” box on its face.
     For the purposes of these instructions, a “U.S. Holder” is a beneficial owner of the Debentures that is, for U.S. federal income tax purposes: (a) an individual who is a citizen or resident of the United States; (b) a corporation (or other business entity treated as a corporation) created or organized in or under the laws of the United States or any state thereof (including the District of Columbia); (c) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (d) a trust if a court within the United States can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of the substantial decisions of that trust or a trust that was in existence on August 20, 1996 and validly elected to continue to be treated as a domestic trust.
     See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional information and instructions.
     6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, payable on the purchase and transfer of Debentures purchased pursuant to the Company Notice, except in the case of deliveries of certificates for Debentures for principal amounts not surrendered for payment that are to be registered or issued in the name of any person other than the Holder of Debentures surrendered hereby, in which case the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.
     Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the certificates listed in this Purchase Notice.
     7. IRREGULARITIES. All questions as to the validity, form, eligibility (including the time of receipt) and acceptance for payment of any surrenders of Debentures pursuant to the procedures described in the Company Notice and the form and validity (including the time of receipt of notices of withdrawal) of all documents will be determined by the Company, in its sole discretion, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any or all surrenders determined by them not to be in proper form or the acceptance of or payment for which may be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Company Notice and any defect or irregularity in the surrender of any particular Debentures. The Company’s interpretations of the terms and conditions of the Company Notice (including, without limitation, the instructions in this Purchase Notice) shall be final and binding. No alternative, conditional or contingent surrenders will be accepted. Unless waived, any irregularities in connection with surrenders must be cured within such time as the Company shall determine. None of the Company, the Paying Agent or any other person will be under any duty to give notification of any defects or irregularities in such surrenders or will incur any liability to Holders for failure to give such notification. Surrenders of such Debentures shall not be deemed to have been made until such irregularities have been cured or waived. Any Debentures received by the Paying Agent that are not properly surrendered and as to which the irregularities have not been cured or waived will be returned by the Paying Agent to the surrendering Holders, unless such Holders have otherwise provided herein, as promptly as practical following the Purchase Date.

     8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES FOR DEBENTURES. Any Holder of Debentures whose certificates for Debentures have been mutilated, lost, stolen or destroyed should contact the Paying Agent at the address indicated above for further instructions.
     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for surrendering Debentures and requests for assistance or additional copies of the Company Notice and this Purchase Notice may be directed to, and additional information about the Company Notice may be obtained from the Paying Agent, whose address and telephone number appears on the cover page.
IMPORTANT TAX INFORMATION
     Under United States federal income tax laws, a Holder whose tendered Debentures are accepted for payment may provide the Paying Agent (as payer) with such Holder’s correct TIN on the attached Substitute Form W-9 or, alternatively, otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Paying Agent is not provided with the correct TIN, a penalty may be imposed by the IRS, and payments made with respect to Debentures purchased pursuant to the Company Notice may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.
     Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding requirements. Exempt Holders should furnish their TIN, write “Exempt” on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Paying Agent. A foreign person may qualify as an exempt recipient by submitting to the Paying Agent a properly completed IRS Form W-8BEN, or similar form, signed under penalties of perjury, attesting to that Holder’s foreign status. A Form W-8BEN can be obtained from the Paying Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.
     If backup withholding applies, the Paying Agent is required to withhold 28% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS, provided that the required information is properly furnished to the IRS.
Purpose of Substitute Form W-9.
     To prevent backup withholding on payments that are made to a Holder with respect to Debentures purchased pursuant to the Company Notice, the Holder is required to provide the Paying Agent with his correct TIN by completing the attached Substitute Form W-9 certifying that (i) the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), (ii) the Holder is exempt from backup withholding, or the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or the IRS has notified the Holder that the Holder is no longer subject to backup withholding, and (iii) the Holder is a U.S. person (including a U.S. resident alien).
What Number to Give the Paying Agent.
     The Holder is required to give the Paying Agent the TIN (e.g., social security number or employer identification number) of the registered Holder of the Debentures. If the Debentures are held in more than one name or are held not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.
     A Holder that has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future should write “applied for” on the line for the taxpayer’s TIN and also sign and date the attached “Certificate of Awaiting Taxpayer Identification Number.” In the event that such Holder fails to provide a TIN to the Paying Agent, the Paying Agent may backup withhold 28% of the payments made to such Holder.

PAYER’S NAME: The Bank of New York

SUBSTITUTE FORM W-9
Department of the Treasury
Internal Revenue Service
Part 1 —TAXPAYER IDENTIFICATION NUMBER—
PLEASE PROVIDE YOUR TIN IN THE BOX AT
RIGHT AND CERTIFY BY SIGNING AND DATING
BELOW. IF AWAITING TIN, WRITE “APPLIED
FOR.”
Social security number or
Employer identification
number

Payer’s Request for Taxpayer
Identification Number (“TIN”) and Certification
_________________________
Name

_________________________
Part 2 —For Payees Exempt from Backup Withholding—Check the box if you are NOT subject to backup withholding. ☐

Part 3 —Certification—Under penalties of perjury, I certify that: (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding and (3) I am a U.S. person (including a U.S. resident alien).

Business name if different from
above. Check appropriate box:
☐ individual/ sole proprietor
☐ corporation
☐ partnership
☐ other
_________________________
Address
Certificate Instructions —You must cross out item (2) in Part 3 above if you have been notified by IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.

Signature of U.S. person ___________________________________________          Dated____________2007

NOTE:	FAILURE TO COMPLETE THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE PURCHASE NOTICE. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” INSTEAD OF A TIN IN THE SUBSTITUTE FORM W-9
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me may be withheld until I provide a taxpayer identification number to the Paying Agent.
Signature of U.S. person ___________________________________________          Dated____________2007

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
     Guidelines for Determining the Proper Identification Number to give the Payor. Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

			Give the SOCIAL			Give the EMPLOYER
			SECURITY number			IDENTIFICATION
For this type of account:			of:	For this type of account:		number of:
1.		An individual’s account	The individual	8.	Sole proprietorship account	The owner(4)

2.		Two or more individuals	The actual owner of	9.	A valid trust, estate or	The legal entity (Do not
		(joint account)	the account or, if		pension trust	furnish the identifying number
			combined funds, any			of the personal representative
			one of the			or trustee unless the legal
			individuals(1)			entity itself is not designated in
the account title)(5)

3.		Husband and wife (joint	The actual owner of the account	10.	Corporate account	The corporation
		account)	or, if joint funds, either person(1)

4.		Custodian account of a	The minor(2)	11.	Religious, charitable,	The organization
		minor (Uniform Gift to			or educational organization
		Minors Act)			account

5.		Adult and minor (joint	The adult or, if the minor is the
		account)	only contributor, the minor(1)	12.	Partnership account held in	The partnership
the name of the business

6.		Account in the name of	The ward, minor, or
		guardian or committee for a	incompetent person(3)	13.	Association, club, or	The organization
		designated ward, minor, or			other tax-exempt
		incompetent person			organization

7.	a.	The usual revocable	The grantor-trustee(1)	14.	A broker or registered	The broker or nominee
		savings trust account			nominee
(grantor is also
trustee)

	b.	So-called trust	The actual owner(1)	15.	Account with the Department	The public entity
		account that is not a			of Agriculture in the name of
		legal or valid trust			a public entity (such as a
		under State law			State or local government,
school district, or prison) that
receives agricultural program
payments

1.	List first and circle the name of the person whose number you furnish.

2.	Circle the minor’s name and furnish the minor’s social security number.

3.	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.

4.	You must show your individual name, but you may also enter your business or “doing business” name. You may use either your Social Security Number or Employer Identification Number.

5.	List first and circle the name of the legal trust, estate, or pension trust.
NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.
OBTAINING A NUMBER
If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number.

Payees generally exempt from backup withholding on payments by brokers include the following:
     A corporation.
     A financial institution.
     An organization exempt from a tax under Section 501(a) of the Internal Revenue Code of 1986, as amended, (the “Code”) or an individual retirement plan or a custodial account under Section 403(b)(7) of the Code if the account satisfies the requirements of Section 401(F)(2) of the Code.
     The United States or any agency or instrumentality thereof.
     A State, the District of Columbia, a possession of the United States or any subdivision or instrumentality thereof.
     A foreign government, a political subdivision of a foreign government or any agency or instrumentality thereof.
     An international organization or any agency or instrumentality thereof.
     A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
     A real estate investment trust.
     A common trust fund operated by a bank under Section 584(a) of the Code.
     An entity registered at all times under the Investment Company Act of 1940.
     A foreign central bank of issue.
     A futures commission merchant registered with the Commodity Futures Trading Commission.
     A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker.
Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
     Payments to nonresident aliens subject to withholding under Section 1441 of the Code.
     Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
     Payments of patronage dividends where the amount received is not paid in money.
     Payments made by certain foreign organizations.
     Payments made to a nominee.
Payments of interest not generally subject to backup withholding include the following:
     Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.
     Payments of tax-exempt interest (including exempt-interest dividends under Section 852 of the Code).

     Payments described in Section 6049(b)(5) of the Code nonresident aliens.
     Payments on tax-free covenant bonds under Section 1451 of the Code.
     Payments made by certain foreign corporations.
     Payments made to a nominee.
     Exempt payees described above should provide an IRS Form W-9 or the Substitute Form W-9 to avoid possible erroneous backup withholding. PROVIDE THIS FORM TO THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT FROM BACKUP WITHHOLDING” BOX ON THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYOR.
     Certain payments other than interest, dividends and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041(A)(a), 6045, and 6050A of the Code.
     PRIVACY ACT NOTICE.—Section 6109 of the Code requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1993, payors must generally withhold a portion of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
PENALTIES
     PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. —If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
     CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. —If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
     CRIMINAL PENALTY FOR FALSIFYING INFORMATION. —Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
     FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.